                                                                    EXHIBIT 99.6
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                                ESCROW AGREEMENT

                                      among

                             KEY ENERGY GROUP, INC.

                                       and

                              LEHMAN BROTHERS INC.

                                       and

                          LEHMAN COMMERCIAL PAPER INC.

                                       and

                              THE BANK OF NEW YORK



                         ------------------------------

                         dated as of September 14, 1998

                         ------------------------------










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                                ESCROW AGREEMENT

           Escrow Agreement (the "ESCROW AGREEMENT"), dated as of September 14, 1998, among Key Energy Group, Inc., a Maryland corporation (the "COMPANY"), Lehman Brothers Inc., a New York corporation ("LBI"), Lehman Commercial Paper Inc., a New York corporation ("LCPI"), and The Bank of New York, a New York banking corporation, as escrow agent (the "ESCROW AGENT").

                                    RECITALS

           WHEREAS, the Company, the guarantors listed as parties thereto (the "GUARANTORS"), LCPI, as Administrative Agent (the "ADMINISTRATIVE AGENT"), LBI, as Arranger (the "ARRANGER"), and the Lenders party thereto (the "LENDERS") have entered into a Bridge Loan Agreement dated as of September 14, 1998 (the "BRIDGE LOAN AGREEMENT") pursuant to which the Lenders have agreed, inter alia, to make loans to the Company, in an aggregate principal amount not to exceed $150,000,000, such loans to be evidenced by Increasing Rate Notes (the "NOTES"), subject to the terms and conditions set forth in the Bridge Loan Agreement.

           WHEREAS, pursuant to Sections 5.7, 5.8 and 5.9 of the Bridge Loan Agreement, it is a condition to each Lender's obligation to make Bridge Loans that, contemporaneously therewith: (i) this Escrow Agreement shall have been executed and delivered by each of the parties hereto, (ii) the Indenture dated as of September 14, 1998 (the "EXCHANGE NOTE INDENTURE") among the Company, the Guarantors and The Bank of New York, as trustee (the "TRUSTEE") shall have been executed by each of the parties thereto and delivered to the Escrow Agent to be held pursuant to this Escrow Agreement, (iii) $150,000,000 in aggregate principal amount of Exchange Notes shall have been authorized pursuant to the Exchange Note Indenture and delivered to the Escrow Agent to be held pursuant to this Escrow Agreement, and (iv) the Company shall have executed and delivered to the Escrow Agent warrants (the "WARRANTS") to purchase 15.0% of the fully-diluted capital stock (including all series of preferred and common stock (other than Disqualified Stock (as defined in the Exchange Note Indenture)) and all other outstanding warrants, options or other convertible securities) of the Company (calculated after giving effect to the exercise of the Warrants and all other outstanding warrants, options or other convertible securities), to be held pursuant to this Escrow Agreement.

                                    AGREEMENT

              NOW, THEREFORE, the parties hereto agree as follows:

                     1. Delivery of Escrow Securities and Agreements.

                     (a) At or prior to the date of the making of the Bridge Loans (the "CLOSING DATE") by the Lenders to the Company, the Company shall deliver, or cause to be delivered to the Escrow Agent (i) a warrant agreement dated as of September 14, 1998 (the "WARRANT AGREEMENT") between the Company and The Bank of New York, as warrant agent (the "WARRANT AGENT"); (ii) the Exchange Note Indenture, executed by each of the Company, the Guarantors named therein and the Trustee; (iii) executed Exchange Notes, undated and unregistered as to payee or registered in blank, in an aggregate principal amount equal to $150,000,000; and (iv) duly authorized and executed certificates, undated and registered in blank (the "WARRANT CERTIFICATES"), representing the Warrants, as contemplated by the Bridge Loan Agreement and the Company Warrant Agreement.

                     (b) The Exchange Notes and the Warrants (collectively, the "ESCROW SECURITIES") delivered to the Escrow Agent pursuant to this Escrow Agreement shall be held in escrow and released therefrom on the terms and conditions set forth herein.

                     2. Release of Escrow Securities.

                     (a) If the Notes remain outstanding on the first anniversary of the Closing Date (the "MATURITY DATE"), and the Escrow Agent receives a notice in the form of Exhibit A hereto from the Administrative Agent, the Escrow Agent shall deliver to the Trustee, for authentication and delivery to the holders of Notes who have elected to exchange Notes for Exchange Notes, an executed authentication order and an Exchange Note or Exchange Notes, registered in the name of such person or persons designated by the Administrative Agent and dated the date of the delivery thereof, in an aggregate principal amount equal to the aggregate principal amount of Notes so exchanged, together with a copy of the executed Exchange Note Indenture. Concurrently with the delivery of the Exchange Notes to the Trustee pursuant to this Escrow Agreement, the Escrow Agent shall deliver, or cause to be delivered to the Company, all outstanding Notes so exchanged.

                     (b) If Notes remain outstanding on the Maturity Date, and the Escrow Agent shall have received written notice in the form of Exhibit B hereto from the Arranger, the Escrow Agent shall deliver to the Warrant Agent for countersignature and delivery to the Arranger, on any one or more occasions, an executed countersignature order and Warrants, registered in the name of such person or persons designated by the Arranger and dated the date of the release thereof, as shall be specified in the notice to the Escrow Agent. Upon the payment in full of the Notes prior to the Maturity Date, and the receipt by the Escrow Agent of written notice in the form of Exhibit C hereto from the Arranger, the Escrow Agent shall release Warrants remaining in escrow to the Company.

                     (c) If on any date after the Closing Date the Arranger determines (after consultation with the Company) that in connection with issuance of any indebtedness, convertible debt or equity securities incurred or issued by the Company or any affiliate thereof, the proceeds of which will be applied in full or in part to refinance, directly or indirectly, the Bridge Loans (as converted, extended or exchanged) (the "PERMANENT SECURITIES"), it is necessary to deliver to the Warrant Agent for countersignature and delivery to the purchasers of the Permanent Securities an executed countersignature order and any or all of the Warrants then held in escrow pursuant to this Escrow Agreement, and the Escrow Agent shall have received written notice in the form of Exhibit D hereto from the Arranger, the Escrow Agent shall release to the Arranger the aggregate amount of Warrants, registered in the name of such person or persons designated by the Administrative Agent and dated the date of the delivery thereof, as shall be specified in the notice to the Escrow Agent.


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

                     (d) If any Bridge Loans are outstanding on the Maturity Date, and the Escrow Agent shall have received written notice in the form of Exhibit E hereto from the Arranger, the Escrow Agent shall release to the Arranger, on any one or more occasions, the aggregate amount of Warrants, registered in the name of such person or persons designated by the Administrative Agent and dated the date of the delivery thereof, as shall be specified in the notice to the Escrow Agent.

                     (e) On the date (the "TERMINATION DATE") on which the Escrow Agent receives a certificate signed on behalf of the Administrative Agent and the Company to the effect that all outstanding obligations with respect to the Notes have been repaid in cash in their entirety on or prior to the Maturity Date, the Escrow Agent shall return any Escrow Securities then held by it marked "cancelled" as shall be specified in writing by the Administrative Agent and the Company.

                     (f) The Company will provide, or cause to be provided, to the Escrow Agent all such information as the Escrow Agent may from time to time reasonably request.

                     (g) The Arranger will provide, or cause to be provided, to the Escrow Agent all information required to fill in the blanks on the Notes and Warrants.

                     3. Responsibility of the Escrow Agent. The Company, the Administrative Agent and each of the Lenders appoint and designate the Escrow Agent as escrow agent for the purposes set forth herein, and the Escrow Agent owes no duty to any other person or entity by reason of this Escrow Agreement. The Escrow Agent accepts the duties expressly set forth in this Escrow Agreement and undertakes to perform only such duties relating thereto as are specifically set forth herein. The Escrow Agent shall have no duty to calculate or verify the calculation of any amounts, percentages or ratios to be determined hereunder and shall be entitled to conclusively rely on the amounts set forth in notices delivered to it hereunder. The parties hereto agree that the following terms and conditions shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent hereunder.

                     (a) The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Escrow Agreement, and no implied covenants, duties or obligations (including, without limitation, any duty to solicit the delivery of any Escrow Securities) shall be read into this Escrow Agreement against the Escrow Agent, nor shall it have, or be deemed to have, any duties or responsibilities under the provisions of any other agreements (including without limitation the Bridge Loan Agreement) between the other parties hereto or any other Person.

                     (b) The Escrow Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted by it in good faith, or mistake of fact or law, or for anything it may do or refrain from doing in connection herewith or therewith, except its own gross negligence or willful misconduct.

                     (c) The Escrow Agent may conclusively rely and shall be fully authorized and protected in acting or refraining from acting in good faith in reliance upon any



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written instruction, communication, notice, request, resolution, direction, certificate, statement, approval, appraisal, promissory note, share or warrant certificate or other paper or document (whether in its original or facsimile form), not only as to its due execution and the validity and effectiveness of its provision, but also as to the truth of any information therein contained, which it in good faith believes to be genuine and to have been presented by the proper party.

                     (d) The Escrow Agent may consult with counsel of its own selection, auditors and other experts of its own choice and any opinion or advice of counsel or of such auditors or other experts shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by the Escrow Agent hereunder in good faith and in accordance with such opinion or advice of counsel or of such auditors or other experts within the area of their respective expertise.

                     (e) The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys.

                     (f) The Escrow Agent shall not be responsible for and shall not be under a duty to examine or pass upon, the validity, binding effect, execution or sufficiency of this Escrow Agreement, the Escrow Securities or of any agreement amendatory or supplemental hereto or thereto or the absence or presence of any liens or encumbrances on the property held in escrow hereunder.

                     (g) The Escrow Agent shall be under no duty to prepare, conduct or monitor any filing, recording or registration, re-filing, re-recording or re-registration of this Escrow Agreement or of any agreement amendatory hereof or of any instrument or assignment, conveyance or further assurance, or to pay any taxes, fees or charges in connection therewith, or to give any notice with respect thereto or to pay, inquire into or prepare, conduct or monitor the payment of, or be under any duty in respect of or arising out of, any tax or assessment or other governmental charge which may be levied or assessed on the property held in escrow hereunder or any part thereof or any confiscation of such property. No property held in escrow by the Escrow Agent hereunder shall be subject to any set-off, counterclaim, recoupment or other right which the Escrow Agent may have against any of the parties hereto (except with respect to any payments to be made to the Escrow Agent hereunder) or against any other Person for any reason whatsoever.

                     (h) If any controversy arises between the parties hereto or with any third person with respect to the subject matter of the escrow described herein, the Escrow Agent shall not be required to determine the outcome of same or take any action in the premises, but may await the settlement of any such controversy by final appropriate legal proceedings or otherwise as the Escrow Agent may require, notwithstanding instructions to the contrary, and in such event the Escrow Agent shall not be liable for interest or damages, except that the Escrow Agent shall not deliver the Escrow Securities held in escrow hereunder in any manner other than in accordance with Section 2 hereof, except in accordance with a final unappealable order of a court of competent jurisdiction.

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

                     (i) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to seek advice from outside counsel and may conclusively rely on such advice and may refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

                     (j) Without limiting and in furtherance of the foregoing, the Escrow Agent shall not be liable or responsible for any of the provisions of the Notes or the Escrow Securities except for those expressly referred to herein.

                     (k) This Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

                     (l) If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrow Property), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

                     (m) Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

                     (n) In the event of any dispute between or conflicting claims by or among the Depositors and/or any other person or entity with respect to any Escrow Property, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in any way to the Depositors for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or



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

seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Depositors.

                     (o) Each Depositor hereby represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by Depositor do not and will not violate any applicable law or regulation.

                     (p) The Escrow Agent does not have any interest in the Escrowed Property Deposited hereunder but is serving as escrow holder only and having only possession thereof. The Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrowed Property and is not responsible for any other reporting. This
Section 3(p) and Section 7 shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

               4. Qualifications. The Escrow Agent shall at all times be The Bank of New York (and its successors and assigns), or a bank, trust company or corporation in good standing organized and doing business under the laws of the United States of America or a State of the United States, and having combined capital and surplus of not less than fifty million dollars ($50,000,000). If the Escrow Agent shall at any time cease to have the foregoing qualifications, the Escrow Agent shall resign within 30 days thereafter, such resignation to become effective as provided in Section 5 hereof.

               5. Removal and Resignation. The Escrow Agent and any successor Escrow Agent may at any time be removed at the written direction of the Administrative Agent and the Company. The Escrow Agent or any successor Escrow Agent may at any time resign and be discharged of its obligations hereunder by giving written notice to the Company and the Administrative Agent specifying the date upon which it desires that such resignation shall take effect. Such removal or resignation shall take effect on the date specified in the notice of removal or resignation, which date shall not be earlier than 30 days after the giving of the notice of removal or resignation unless previously a successor Escrow Agent shall have been appointed pursuant to Section 6 hereof and shall have accepted such appointment, in which event such removal or resignation shall take effect immediately upon the acceptance by such successor Escrow Agent. The Administrative Agent and the Company agree to take prompt steps to have a successor Escrow Agent appointed in the manner hereinafter provided.

               6. Appointment of Successor Agent. If at any time the Escrow Agent shall resign or be removed or otherwise become incapable of acting or if at any time a vacancy shall



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occur in the office of the Escrow Agent for any other cause, a successor Escrow
Agent (duly qualified as provided in Section 4 above) shall be appointed by the Administrative Agent and the Company by an instrument in writing delivered to the Escrow Agent within the time specified below. Upon delivery of said instrument to and acceptance of said instrument by the successor Escrow Agent, the resignation or removal of the Escrow Agent shall become effective and such successor Escrow Agent shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder. If no successor Escrow Agent shall have been appointed at the effective date of resignation or within 30 days of a notice of removal, the Escrow Agent or any other party hereto may petition, at the expense of the Company, a court of competent jurisdiction for the appointment of a successor.

               7. Compensation, Reimbursement and Indemnification of Escrow Agent. The Escrow Agent shall be entitled to compensation from the Company as shall be agreed to in writing from time to time by the Company and the Escrow Agent for all services rendered by it hereunder, as well as reimbursement from the Company for all expenses, disbursements, advances and liabilities incurred or made by the Escrow Agent hereunder (including the reasonable compensation, expenses and disbursements of the Escrow Agent's agents and counsel).

               The Company agrees to indemnify the Escrow Agent (and any predecessor Escrow Agent) for, and to hold it harmless from and against, any loss, liability, claims, actions, damages or expenses (including reasonable expenses and disbursements of its agents and counsel) incurred without gross negligence or willful misconduct on the part of the Escrow Agent arising out of or in connection with its entering into this Escrow Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim or liability in the premises.

               The provisions of this Section 7 shall survive the termination of this Escrow Agreement.

               8. Termination. This Escrow Agreement shall terminate on the Termination Date.

               9. Notices. Except as otherwise expressly provided herein, all demands, notices, consents, requests and other documents authorized or required to be given to any party to this Escrow Agreement shall be given in writing and either personally served on an officer of such party or mailed by registered or certified first class mail, postage prepaid, return receipt requested, or sent by facsimile (with a copy sent by first class mail promptly thereafter), addressed as follows:

           if to the Escrow Agent:

               The Bank of New York
               101 Barclay Street, Floor 21 W
               New York, New York 10286
               Facsimile No:  (212) 815-5915
               Attention:  Corporate Trust Administration



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

           if to the Company:

               Key Energy Group, Inc.
               Two Energy Tower, 10th Floor
               East Brunswick, New Jersey  08816
               Facsimile:  (908) 659-1526
               Attention:  Stephen E. McGregor

           with a copy to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               1440 New York Avenue, N.W.
               Washington, DC  20005
               Attention:  Michael Rogan, Esq.
               Facsimile:  (202) 393-5760

               and

               Porter & Hedges, L.L.P
               700 Louisiana, 35th Floor
               Houston, Texas  77002
               Attention:  William W. Wiggins
               Facsimile:  (713) 226-0227

           if to Lehman Brothers Inc.:

               3 World Financial Center
               New York, New York 10285
               Attention:  Michael Konigsberg
               Facsimile No.:  (212) 526-4911

           with a copy to:

               Latham & Watkins
               885 Third Avenue
               New York, New York 10022
               Attention:  Raymond Y. Lin, Esq.
               Facsimile No.:  (212) 751-4864

           if to Lehman Commercial Paper Inc.:

               c/o Lehman Brothers Inc.
               3 World Financial Center
               New York, New York 10285
               Attention:  Michael Konigsberg
               Facsimile No.:  (212) 526-4911



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


           with a copy to:

               Latham & Watkins
               885 Third Avenue
               New York, New York 10022
               Attention:  Raymond Y. Lin, Esq.
               Facsimile No.:  (212) 751-4864

           Any party may change its address by specifying in writing a new address for such notices to each of the other parties hereto.

               10. Successors and Assigns; Amendments and Modifications. This Escrow Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and shall not inure to the benefit of any third party except for any holder of Notes or Exchange Notes who is not a party to this Escrow Agreement. This Escrow Agreement may not be amended or modified in any respect without the express written consent of the Company, the Escrow Agent and the Administrative Agent.

               11. Severability. In case any one or more provisions contained in this Escrow Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not be in any way affected or impaired thereby and such provision shall be ineffective in such Jurisdiction only to the extent of such invalidity, illegality or unenforceability.

               12. New York Law; Submission to Jurisdiction; Waiver of Jury Trial. THIS ESCROW AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

               13. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.



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

               14. No Waiver. No course of dealing, nor any delay on the part of any party hereto in exercising any rights hereunder, or any failure to exercise the same, shall operate as a waiver of such or any other rights.

               15. Descriptive Headings. The descriptive headings of the several sections of this Escrow Agreement are inserted for convenience only and do not constitute a part of this Escrow Agreement.









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


IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed by their respective authorized officers, as of the date first above written.


                                   KEY ENERGY GROUP, INC.


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:


                                   LEHMAN BROTHERS INC.


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:


                                   LEHMAN COMMERCIAL PAPER INC.


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK, as Escrow Agent


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                               Exhibit A to the Escrow Agreement


                          LEHMAN COMMERCIAL PAPER INC.
                            3 World Financial Center
                            New York, New York 10285


                                     [Date]


The Bank of New York
101 Barclay Street, Floor 21 W
New York, New York 10286
Attention: Corporate Trust Administration

           Re:  Escrow Agreement dated as of September 14, 1998

Ladies and Gentlemen:

           Reference is hereby made to the Exchange Note Indenture and to
Section 2(a) of the Escrow Agreement dated as of September 14, 1998 (the "ESCROW AGREEMENT") among Key Energy Group, Inc., Lehman Brothers Inc., Lehman Commercial Paper Inc. and The Bank of New York. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Escrow Agreement.

           The undersigned hereby notifies you that Loans remained outstanding on the Maturity Date. You are hereby requested to authenticate the Notes, as Trustee, pursuant to the escrowed authentication order and to deliver to the undersigned, for the benefit of each holder of Notes designated on the schedule attached hereto, an Exchange Note or Exchange Notes, in an amount or amounts, and registered in the name of such person or persons, as designated in the schedule attached hereto, together with a copy of the executed Exchange Note Indenture at the time of such presentation and exchange. All Exchange Notes delivered by you to the undersigned shall be dated ___________.

                                        Sincerely yours,

                                        LEHMAN COMMERCIAL PAPER INC.


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

                                    Schedule


--------------------------------------------------------------------------------
           Notes                                              Exchange Notes

--------------------------------------------------------------------------------
  Holder          Principal              Registered to           Principal
                   Amount                                          Amount

--------------------------------------------------------------------------------
                                Name     Address       Tax
                                                  Identification
                                                      Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               Exhibit B to the Escrow Agreement


                              LEHMAN BROTHERS INC.
                            3 World Financial Center
                            New York, New York 10285


                                     [Date]


The Bank of New York
101 Barclay Street, Floor 21 W
New York, New York 10286
Attention: Corporate Trust Administration

           Re: Escrow Agreement dated as of September 14, 1998

Ladies and Gentlemen:

           Reference is hereby made to the Warrant Agreement and to Section 2(b) of the Escrow Agreement dated as of September 14, 1998 (the "ESCROW AGREEMENT") among Key Energy Group, Inc., Lehman Brothers Inc., Lehman Commercial Paper Inc. and The Bank of New York. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Escrow Agreement.

           The undersigned hereby notifies you that on the Maturity Date Loans remained outstanding. You are hereby requested to countersign the Warrants, as Warrant Agent, pursuant to the escrowed countersigning order and to release to the undersigned ___% of the Warrants originally placed in escrow pursuant to the Escrow Agreement, registered in the name of such person or persons designated in the schedule attached hereto. All Exchange Notes delivered by you to the undersigned shall be dated ____________.

                                Sincerely yours,

                                LEHMAN BROTHERS INC.


                                By:
                                   ----------------------------------
                                   Name:
                                   Title:

                                    Schedule


--------------------------------------------------------------------------------
                                    Warrants

--------------------------------------------------------------------------------
          Registered to                                  Percent of Warrants
                                                         Originally Placed In
                                                                Escrow
--------------------------------------------------------------------------------
      Name              Address               Tax
                                         Identification
                                            Number
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                               Exhibit C to the Escrow Agreement


                              LEHMAN BROTHERS INC.
                            3 World Financial Center
                            New York, New York 10285


                                     [Date]


The Bank of New York
101 Barclay Street, Floor 21 W
New York, New York 10286
Attention: Corporate Trust Administration

           Re: Escrow Agreement dated as of September 14, 1998

Ladies and Gentlemen:

           Reference is hereby made to Section 2(b) of the Escrow Agreement dated as of September 14, 1998 (the "ESCROW AGREEMENT") among Key Energy Group, Inc., Lehman Brothers Inc., Lehman Commercial Paper Inc. and The Bank of New York. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Escrow Agreement.

           The undersigned hereby notifies you that the Loans have been paid in full prior to the Maturity Date. You are hereby requested to release the Warrants and the Exchange Notes remaining in escrow to the Company, together with the Warrant Agreement and the Exchange Note Indenture.

                                Sincerely yours,

                                LEHMAN BROTHERS INC.


                                By:
                                   ----------------------------------
                                   Name:
                                   Title:

                                               Exhibit D to the Escrow Agreement


                              LEHMAN BROTHERS INC.
                            3 World Financial Center
                            New York, New York 10285


                                     [Date]


The Bank of New York
101 Barclay Street, Floor 21 W
New York, New York 10286
Attention: Corporate Trust Administration

           Re: Escrow Agreement dated as of September 14, 1998

Ladies and Gentlemen:

           Reference is hereby made to the Warrant Agreement and to Section 2(c) of the Escrow Agreement dated as of September 14, 1998 (the "ESCROW AGREEMENT") among Key Energy Group, Inc., Lehman Brothers Inc. ("LEHMAN"), Lehman Commercial Paper Inc. ("LCPI") and The Bank of New York. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Escrow Agreement.

           In accordance with the release provisions of Section 4 of the fee letter among Lehman, LCPI and the Company, dated as of September 14, 1998, the undersigned hereby notifies you that Lehman has determined that in order to sell Permanent Securities it is necessary to countersign the Warrants, as Warrant Agent, pursuant to the escrowed countersigning order and to deliver to the purchasers thereof all or a portion of the Warrants originally placed in escrow pursuant to the Escrow Agreement. You are hereby requested to release to the undersigned ___ % of such Warrants originally placed in escrow pursuant to the Escrow Agreement, registered in the name of such person or persons designated in the schedule attached hereto.

                                Sincerely yours,

                                LEHMAN BROTHERS INC.


                                By:
                                   ----------------------------------
                                   Name:
                                   Title:

                                    Schedule


--------------------------------------------------------------------------------
                                    Warrants

--------------------------------------------------------------------------------
          Registered to                                  Percent of Warrants
                                                         Originally Placed In
                                                                Escrow
--------------------------------------------------------------------------------
      Name              Address               Tax
                                         Identification
                                             Number
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                               Exhibit E to the Escrow Agreement


                              LEHMAN BROTHERS INC.
                            3 World Financial Center
                            New York, New York 10285


                                     [Date]


The Bank of New York
101 Barclay Street, Floor 21 W
New York, New York 10286
Attention: Corporate Trust Administration

           Re: Escrow Agreement dated as of September 14, 1998

Ladies and Gentlemen:

           Reference is hereby made to the Warrant Agreement and to Section 2(d) of the Escrow Agreement dated as of September 14, 1998 (the "ESCROW AGREEMENT") among Key Energy Group, Inc., Lehman Brothers Inc., Lehman Commercial Paper Inc. and The Bank of New York. Capitalized terms used herein and not defined shall have the meanings assigned to them in the Escrow Agreement.

           The undersigned hereby notifies you that Loans are outstanding as of the Maturity Date. You are hereby requested to countersign the Warrants, as Warrant Agent, pursuant to the escrowed countersigning order and to release to the undersigned ___% of the Warrants originally placed in escrow pursuant to the Escrow Agreement, registered in the name of such person or persons designated in the schedule attached hereto. All Exchange Notes delivered by you to the undersigned shall be dated _____________.

                                Sincerely yours,

                                LEHMAN BROTHERS INC.



                                By:
                                   ----------------------------------
                                   Name:
                                   Title:

                                    Schedule


--------------------------------------------------------------------------------
                                    Warrants

--------------------------------------------------------------------------------
          Registered to                                  Percent of Warrants
                                                         Originally Placed In
                                                                Escrow
--------------------------------------------------------------------------------
      Name              Address               Tax
                                         Identification
                                             Number
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

           IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed by their respective authorized officers, as of the date first above written.

                                   KEY ENERGY GROUP, INC.


                                   By: /s/ STEPHEN E. MCGREGOR
                                      --------------------------------
                                      Name:
                                      Title:



                                   LEHMAN BROTHERS INC.


                                   By: /s/ MICHAEL KONIGSBERG
                                      --------------------------------
                                      Name:
                                      Title:



                                   LEHMAN COMMERCIAL PAPER INC.


                                   By: /s/ DENNIS DEE
                                      --------------------------------
                                      Name:
                                      Title:




                                   THE BANK OF NEW YORK, as Escrow Agent


                                   By: /s/ THOMAS C. KNIGHT
                                      --------------------------------
                                      Name:      THOMAS C. KNIGHT
                                      Title:  ASSISTANT VICE PRESIDENT